SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 9, 2003

                                    MFB CORP.

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

                               0-23374 35-1907258
           (Commission File Number) (IRS Employer Identification No.)

                             121 South Church Street
                                                             P.O. Box 528
                            Mishawaka, Indiana 46544
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code: (574) 255-3146

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press Release dated September 9, 2003.

Item 9.           Regulation FD Disclosure.

         Information Provided Under Item 12 of Form 8-K.

MFB Corp., an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on July 16, 2003 announcing its results of operations for the quarter ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction. Further, pursuant to SEC Release No. 34-47583, Registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Thomas J. Flournoy, Chief Financial Officer





Dated: September 9, 2003

September 9, 2003                              Contact: Charles J. Viater, CEO
                                                           Donald R. Kyle, COO


                     MFB CORP ANNOUNCES AGREEMENT TO ACQUIRE
                       FORMER NATIONAL STEEL HEADQUARTERS


Mishawaka, Indiana-MFB Corp (the "Company") (NASDAQ/MFBC) announced today that its wholly owned subsidiary, MFB Financial (the "Bank"), has entered into an agreement with United States Steel Corporation to acquire a new facility to house its administrative staff and operations personnel. The building is a 120,000 square foot office building located in the Edison Lakes Office Park in Mishawaka and is approximately 5 miles from the home office of the Bank.

 "This is an exciting and historic step for our bank. Our commitment to being a full service, community-oriented bank has resulted in significant growth in the last several years. This growth has created the need for a facility that will allow us to be more productive and efficient. After completing our analysis of several alternatives, we have concluded that this outstanding, highly recognizable building is well suited for our current and future needs," according to President and CEO Charles Viater. Since September 1996 the total assets of the Bank have almost doubled. "This facility will allow us to achieve our long term growth goals and continue to be a significant force in the local market. Michiana's Finest Bank will now occupy Michiana's Finest Building," he added.

The facility is the former headquarters of National Steel Corporation and was built in 1992. MFB expects to occupy a portion of the building and intends to lease the remainder. "A portion of the facility is currently leased and the Bank has already had contact with a number of potential tenants. However, our first priority is to relocate our own personnel into the facility as soon as is practical," said Viater.

The terms of the acquisition were not disclosed. The Bank does not plan to finance this acquisition and anticipates closing within sixty (60) days.